SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                        August 22, 2003 (August 22, 2003)

                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter

                                    Delaware
                                    --------
                  State or other jurisdiction of incorporation

       0-19671                                             65-0273162
       -------                                             ----------
Commission File Number                                   I.R.S. Employer
                                                        Identification No.

              6903 University Boulevard, Winter Park, Florida 32792
              -----------------------------------------------------
                     Address of Principal Executive offices

       Registrant's telephone number, including area code: (407) 678-9900
                                                           --------------


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Item 5. Other Events and Regulation FD Disclosure

LaserSight Incorporated issued a press release dated August 22, 2003 related to a change in the Company's management.

Item 7. Financial Statements and Exhibits.

      (a)   Financial statements:

            Not applicable.

      (b)   Pro forma financial information:

            Not applicable.

      (c)   Exhibits:

            Exhibit 99     Press release dated August 22, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LaserSight Incorporated

Date: September 3, 2003               By: /s/ Danghui ("David") Liu
                                          ---------------------------------
                                          Danghui ("David") Liu
                                          Interim Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit 99     Press release dated August 22, 2003.